PACIFIC STRATUS VENTURES LTD.

Letterhead

PROMISSORY NOTE
$200,000 USD	December 19, 2000

Pacific Stratus Ventures Ltd. (hereinafter referred to as the "Company"), FOR VALUE RECEIVED, hereby promises to pay to Ms. Yuko Takahashi, or her nominee ("TAK") of 8986 Watson Court, Delta, British Columbia, V4C 8A1, the sum of $200,000 of lawful money of the United States on or before June 19, 2001 with interest, from December 19, 2000 at a rate of 15% per annum. The Company will also issue as a bonus 120,000 common shares to TAK. The 120,000 bonus shares will be subject to all hold periods imposed by all regulatory authorities.

The advance of $200,000 USD by TAK to the Company is made in consideration of the Company's intention to complete a distribution of its securities to the public.

The Company hereby waives any days of grace for payment of this note, presentation, protest and notice of dishonour.

WITNESS
/s/ "Teri-Lyn Duke"
Teri-Lyn Duke	/s/ "T. Nitta" Per: Yuko Takahashi
Name	Yuko Takahashi
707-1030 W. Georgia
Vancouver, BC
V6E 2Y3
Address
Corporate Administrator
Occupation
WITNESS
/s/ "Teri-Lyn Duke"
Teri-Lyn Duke	/s/ "Harry Chew"
Name	Pacific Stratus Ventures Ltd.
707-1030 W. Georgia
Vancouver, BC
V6E 2Y3
Address
Corporate Administrator
Occupation